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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 29, 2006
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                         Commission File Number: 0-18602

                         -------------------------------

          MINNESOTA                                     41-1595629
(State or Other Jurisdiction                  (IRS Employer Identification No.)
      of Incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of Principal Executive Offices, Including Zip Code)

                                 (763) 553-7736
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES


On November 29, 2006, ATS Medical, Inc., a Minnesota corporation (ATS), exercised its option to purchase certain assets of EM Vascular, Inc., a Minnesota corporation (EM Vascular), pursuant to a May 2005 Option and Asset Purchase Agreement executed by the companies (Agreement). The most significant asset acquired as part of this purchase is technology that may potentially allow for a non-invasive, non-pharma therapy for the treatment of such disorders as atherosclerotic plaque and blood hyper-cholesterolemia. Under the terms of the Agreement, upon closing, expected to be on or about January 27, 2007, ATS will pay EM Vascular an initial payment of $500,000 in the form of ATS Common Stock, subject to the holdback of $150,000 worth of ATS Common Stock to secure EM Vascular's indemnification obligations. In addition to the initial closing payment, ATS will be obligated to make additional contingent payments to EM Vascular of $1,000,000 in the form of ATS Common Stock upon obtaining FDA approval to market a product that is covered by EM Vascular patents or patent applications ("EM Vascular Products"), of quarterly cash payments equal to 4% of the revenue from the sale of Products for a period of ten years from the date of the first commercial sale of an EM Vascular Product, and of $1,200,000 in the form of ATS Common Stock following the end of the first quarter in which ATS recognizes cumulative revenues of $10,000,000 from the sale of EM Vascular Products in a quarter. These contingent payments are subject to certain rights of set-off for indemnification claims and certain other events. The issuance of shares of ATS Common Stock to EM Vascular will be made pursuant to the exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. Upon the subsequent transfer by EM Vascular to its shareholders of the shares of ATS common stock issued in accordance with the Agreement, the EM Vascular shareholders will have certain registration rights as provided in the Agreement.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (d)      EXHIBITS.

            99.1     Press Release of ATS Medical, Inc., dated December 4, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  December 5, 2006                     ATS MEDICAL, INC.



                                            By:  /s/ Michael D. Dale
                                                 -------------------------------
                                                 Michael D. Dale
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
-----------      -----------
   99.1          Press Release of ATS Medical, Inc., dated December 4, 2006.






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